HARBOUR ENTERTAINMENT, INC.

                     Up To 1,715,000 Shares of Common Stock

                             UNDERWRITING AGREEMENT


                                             As of April 12, 2000



RUSSO SECURITIES, INC.
128 Sand Lane
Staten Island, NY 10305

Dear Sirs:

     HARBOUR ENTERTAINMENT, INC., a Delaware corporation (the "Company") hereby confirms the agreement made with respect to the retention of Russo Securities Inc. (the "Underwriter") as the exclusive agent of the Company to publicly offer and sell, pursuant to the terms of this Underwriting Agreement (the "Agreement"), an aggregate of up to 1,715,000 shares of Common Stock, $.01 par value per share (the "Securities"), of the Company on a "best efforts, all or none" basis. The offering of the Securities contemplated hereby may sometimes be referred to as the "Offering."

     1.   Description of the Securities.
          -----------------------------

          (a)  The Common Stock.
               ----------------

     Each share of Common Stock will be offered for sale to the public at an anticipated price of $7.00 per share with a minimum number of shares equal to sum of $8,000,000 up to a maximum number of shares equal to $12,000,000. The Offering does not have an expiration date, and there are no minimum purchase requirements. Number of shares offered to the public represents approximately twenty percent (20%) of the total number of outstanding shares of Common Stock.

          (b)  Underwriter's Warrants.
               ----------------------

     The Company will sell to the Underwriter, an amount equal to ten percent (10%) of the total number of shares sold at the Offering (to a maximum of 171,500 shares, "Warrant Shares"), commencing for a period of twelve (12) months from the effective date and terminating four (4) years thereafter at a price of $_______ per share.

     2.   Representations and Warranties of the Company.
          ---------------------------------------------

     The Company represents and warrants to the Underwriter that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form SB-2 (File No. 333-35932), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities under the Securities Act of 1933 (the "Act"). The Company will file further amendments to said registration statement in the form to be delivered to you and will not, before the registration statement becomes effective, file any other amendment thereto to which you shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, exhibits, and all other documents filed as a part thereof or incorporated therein), is hereinafter called the "Registration Statement", and the prospectus, in the form filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations of the Commission under the Act (the "Regulations") or, if no such filing is made, the definitive prospectus used in the Offering, is hereinafter called the "Prospectus." The Company has delivered to you copies of each Preliminary Prospectus as filed with the Commission and has consented to the use of such copies for purposes permitted by the Act.

          (b) The Commission has not issued any orders preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects with the requirements of the Act and has not included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, subject to the provisions set forth below and except as such untrue statement or omission has been cured in the subsequent preliminary prospectus or in the final prospectus.

          (c) When the Registration Statement becomes effective under the Act and at all times subsequent thereto, including the Closing Date (hereinafter defined), and for such longer periods, as in the opinion of counsel for the Underwriter a Prospectus is required to be delivered in connection with the sale of the Securities by the Underwriter, the Registration Statement and Prospectus, and any amendment thereof or supplement thereto, will contain all material statements which are required to be stated therein in accordance with the Act and the Regulations, and will in all material respects conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by you, for use in connection with the preparation of the Registration Statement or Prospectus, or in any amendment thereof or supplement thereto. It is understood that the statements set forth under the heading "Underwriting" in the Prospectus with respect to (i) the amounts of the selling concession; (ii) the identity of counsel to the Underwriter under the heading "Legal Matters"; and (iii) the information concerning the NASD affiliation of the Underwriter constitute for purposes of this Section the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement and Prospectus, as the case may be.

          (d) The Company at the Closing Date will be a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Company is duly qualified or licensed and in good standing as foreign corporations in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except those jurisdictions in which the failure to so qualify would not have a material adverse effect. The Company has all requisite corporate power and authority, and, except as set forth in the Registration Statement, the Company and its employees have all material and necessary authorizations, approvals, orders, licenses, certificates, and permits of and from all governmental regulatory officials and bodies to own or lease their properties and conduct their businesses as described in the Prospectus, and the Company is doing business and have been doing business during the period described in the Registration Statement in compliance with all such material authorizations, approvals, orders, licenses, certificates, and permits and all material federal, state, and local laws, rules, and regulations concerning the businesses in which the Company is engaged. The disclosures in the Registration Statement concerning the effects of federal, state, and local regulation on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement and carry out the provisions and conditions hereof, and all consents, authorizations, approvals, and orders required in connection therewith have been obtained or will have been obtained prior to the Closing Date.

          (e) This Agreement has been duly and validly authorized and executed by the Company. The Securities have been duly authorized and, when issued and paid for in accordance with this Agreement and will not be subject to the preemptive rights of any stockholder of the Company and conform, and at all times up to and including their issuance will conform, in all material respects to all statements with regard thereto contained in the Registration Statement and Prospectus; and all corporate action required to be taken for the authorization, issuance, and sale of the Securities has been taken, and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, to issue and sell, upon exercise in accordance with the terms thereof, the number and kind of securities called for thereby, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth in the Underwriting Agreement may be limited by the federal securities laws or public policy underlying such laws;

          (f) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation, as amended, or the Bylaws of the Company or of any evidence of indebtedness, lease, contract, or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, or under any applicable law, rule, regulation, judgment, order, or decree of any government, professional advisory body, administrative agency, or court, domestic or foreign, having jurisdiction over the Company or its properties, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the properties or assets of the Company; and no consent, approval, authorization, or order of any court or governmental or other regulatory agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may be required under the Act or under state securities or blue sky laws, except where a breach, violation, or failure to obtain such consent would not have a material adverse effect upon the business or operation of the Company.

          (g) Subsequent to the date hereof and prior to the Closing Date, the Company will not issue or acquire any equity securities except that the Company may make short-term investments as contemplated in the "Use of Proceeds" section of the Prospectus or otherwise described in the Prospectus. Except as described in the Registration Statement, the Company does not have, and at the Closing Date the Company will not have, outstanding any options to purchase or rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of its Common Stock, or any such options, warrants, convertible securities, or obligations.

          (h) The financial statements and notes thereto included in the Registration Statement and the Prospectus fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply, and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

          (i) Except as set forth in the Registration Statement, the Company is not, and at the Closing Date will not be, in violation or breach of, or in default in, the due performance and observance of any term, covenant, or condition of any indenture, mortgage, deed of trust, note, loan, or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, which violations, breaches, default or defaults, singularly or in the aggregate, would have a material adverse effect on the Company . The Company has not and will not have taken any action in material violation of the provisions of the Certificate of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule, or regulation of any court or regulatory authority or governmental body having jurisdiction over or application to the Company its businesses, or properties.

          (j) The Company has, and at the Closing Date will have, good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances, claims, security interests, restrictions and defects, of any material nature whatsoever, except such as are described or referred to in the Prospectus and liens for taxes not yet due and payable. All of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee as described in the Prospectus are, and will on the Closing Date be, in full force and effect, and except as described in the Prospectus, the Company is not and will not be in default in respect to any of the terms or provisions of any of such leases or subleases (which would have a material adverse effect on the business, business prospects, or operations of the Company taken as a whole), and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee, or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continue possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus, and the Company owns or leases all such properties as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus (which would have a material adverse effect on the business, business prospects, or operations of the Company taken as a whole).

          (k) The authorized, issued, and outstanding capital stock of the Company as of the date of the Prospectus is as set forth in the Prospectus under "Capitalization"; the shares of issued and outstanding capital stock of the Company set forth thereunder have been duly authorized and validly issued and are fully paid and non-assessable; except as set forth in the Prospectus, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into any shares of capital stock of the Company have been granted or entered into by the Company.

          (l) Except as described in the Prospectus, the Company does not own or control any capital stock or securities of, or have any proprietary interest in, or otherwise participate in any other corporation, partnership, joint venture, firm, association, or business organization; provided, however, that this provision shall not be applicable to the investment, if any, of the net proceeds from the sale of the Securities sold by the Company in certificates of deposits, savings deposits, short-term obligations of the United States Government, money market instruments, or other short-term investments.

          (m) Richard A. Eisner & Company, LLP who has given its report on certain financial statements filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, are with respect to the Company, independent public accountants as required by the Act and the Rules and Regulations.

          (n) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) entered into any transaction other than in the ordinary course of business; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

          (o) There is no litigation or governmental proceeding pending or to the knowledge of the Company threatened against, or involving the properties or business of the Company in which an unfavorable ruling or finding would have a material adverse effect on the value, assets, or the operation of the properties or the business of the Company, except as referred to in the Prospectus. Further, except as referred to in the Prospectus, there are no pending actions, suits, or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion, or race; nor is the Company charged with or, to its knowledge, under investigation with respect to any violation of any statutes or regulations of any regulatory authority having jurisdiction over its business or operations, and no labor disturbances by the employees of the Company exist or, to the knowledge of the Company, have been threatened.

          (p) The Company has, and at the Closing Date will have, filed all necessary federal, state, and foreign income and franchise tax returns or has requested extensions thereof (except in any case where the failure to so file would not have a material adverse effect on the Company) and has paid all taxes which it believes in good faith were required to be paid by it except for any such tax that currently is being contested in good faith or as described in the Prospectus.

          (q) The Company has not at any time (i) made any contribution to any candidate for political office or failed to disclose fully any such contribution, in violation of law; or (ii) made any payment to any state, federal, foreign governmental, or professional regulatory agency, officer, or official or other person charged with similar public, quasi-public, or professional regulatory duties, other than payments or contributions required or allowed by applicable law.

          (r) Except as set forth in the Registration Statement, to the knowledge of the Company, neither the Company nor any officer, director, employee, or agent of the Company has made any payment or transfer of any funds or assets of the Company or conferred any personal benefit by use of the Company's assets or received any funds, assets, or personal benefit in violation of any law, rule, or regulation, which is required to be stated in the Registration Statement or which is necessary to make the statements therein not misleading.

          (s) On the Closing Date, all transfer or other taxes, if any (other than income tax), which are required to be paid and are due and payable in connection with the sale and transfer of the Securities by the Company to the Underwriters, will have been fully paid or provided for by the Company as the case may be, and all laws imposing such taxes will have been fully complied with in all material respects.

          (t) There are no contracts or other documents of the Company of a character required to be described in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement which have not been so described or filed.

          (u) The Company will apply the net proceeds from the sale of the Securities sold by it for the purposes and substantially in the manner set forth in the Registration Statement and Prospectus under the heading "Use of Proceeds."

          (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specified authorizations; (2)
transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorizations; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

          (w) Except as set forth in the Prospectus, no holder of any securities of the Company has the right to require registration of any securities because of the filing or effectiveness of the Registration Statement.

          (x) To the Company's knowledge, there are no claims for services in the nature of a finder's origination fee with respect to the sale of the Securities hereunder, except as set forth in the Prospectus.

          (y) Other than the right of first refusal granted by the Company to the Underwriter (as set forth in Section 3(t) hereof), no right of first refusal exists with respect to any sale of securities by the Company.

          (z) No statement, representation, warranty, or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to Underwriter was, when made, or as of the Closing Date or as of the Option Closing Date will be, materially inaccurate, untrue, or incorrect.

     3.   Covenants of the Company.

     The Company covenants and agrees that:

          (a) It will deliver to the Underwriter, without charge, two conformed copies of each Registration Statement and of each amendment or supplement thereto, including all financial statements and exhibits.

          (b) The Company has delivered to the Underwriter, and each of the Selected Dealers (as hereinafter defined) without charge, as many copies as have been requested of each Preliminary Prospectus heretofore filed with the Commission in accordance with and pursuant to the Commission's Rule 430 under the Act and will deliver to the Underwriter and to others whose names and addresses are furnished by the Underwriter or a Selected Dealer, without charge, on the Effective Date, and thereafter from time to time during such reasonable period as you may request if, in the opinion of counsel for the Underwriter, the Prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, as many copies of the Prospectus (and, in the event of any amendment of or supplement to the Prospectus, of such amended or supplemented Prospectus) as the Underwriter may request for the purposes contemplated by the Act. The Company will take all necessary actions to furnish to whomever directed by the Underwriter, when and as requested by the Underwriter, all necessary documents, exhibits, information, applications, instruments, and papers as may be reasonably required or, in the opinion of counsel to the Underwriter, desirable, in order to permit or facilitate the sale of the Securities.

          (c) The Company has authorized the Underwriter to use, and make available for use by prospective dealers, the Preliminary Prospectus and authorizes the Underwriter, all dealers selected by you in connection with the distribution of the Securities (the "Selected Dealers") to be purchased by the Underwriter and all dealers to whom any of such Securities may be sold by the Underwriter or by any Selected Dealer, to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Securities in accordance with the applicable provisions of the Act, the applicable Regulations, and applicable state law, until completion of the distribution of the Securities and for such longer period as you may request if the Prospectus is required under the Act, the applicable Regulations, or applicable state law to be delivered in connection with sales of the Securities by the Underwriter or the Selected Dealers.

          (d) The Company will use its best efforts to cause the Registration Statement to become effective and will notify the Underwriter immediately and confirm the notice in writing: (i) when the Registration Statement or any post-effective amendment thereto becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or to the Company's knowledge, the threatening of any proceedings for that purpose; (iii) of the suspension of the qualification of the Securities or underlying securities for offering or sale in any jurisdiction or of the initiating, or to the Company's knowledge, the threatening of any proceeding for that purpose; and (iv) of the receipt of any comments from the Commission. If the Commission shall enter a stop order at any time, the Company will make every reasonable effort to obtain the lifting of such order at the earliest possible moment.

          (e) During the time when a prospectus is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act and the Securities Exchange Act of 1934 (the "Exchange Act"), as now and hereafter amended, and by the Regulations, as from time to time in force, as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriter, the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act and will furnish to you copies thereof.

          (f) The Company will endeavor in good faith, in cooperation with you, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws or blue sky laws of such jurisdictions as you may reasonably designate. In each jurisdiction where such qualification shall be effected, the Company will, unless you agree that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction.

          (g) The Company will make generally available to its security holders, as soon as practicable, but in no event later than the first day of the fifteenth full calendar month following the Effective Date of the Registration Statement, an earnings statement of the Company, which will be in reasonable detail but which need not be audited, covering a period of at least twelve months beginning after the Effective Date of the Registration Statement, which earnings statements shall satisfy the requirements of Section 11(a) of the Act and the Regulations as then in effect. The Company may discharge this obligation in accordance with Rule 158 of the Regulations.

          (h) During the period of five years commencing on the Effective Date of the Registration Statement, the Company will furnish to its stockholders an annual report (including financial statements audited by its independent public accountants), in reasonable detail, and, at its expense, will furnish each of the Underwriters: (i) within 90 days after the end of each fiscal year, or as soon thereafter as is practicable, of the Company, a balance sheet of the Company and statements of operations, stockholders' equity, and cash flows of the Company for the fiscal year then ended all in reasonable detail and all certified by independent accountants (within the meaning of the Act and the Regulations); (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, or as soon thereafter as is practicable, similar balance sheets as of the end of such fiscal quarter and similar statements of operations, stockholders' equity, and cash flows for the fiscal quarter then ended, all in reasonable detail, and subject to year end adjustment, all certified by the Company's principal financial officer or the Company's principal accounting officer as having been prepared in accordance with generally accepted accounting principles applied on a consistent basis;
(iii) as soon as available, each report furnished to, or filed with, the Commission or any securities exchange and each report and financial statement furnished to the Company's shareholders generally; and (iv) as soon as available, such other material as the Underwriter may from time to time reasonably request regarding the financial condition and operations of the Company.

          (i) For a period of eighteen months from the Closing Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit), the Company's financial statements for each of the first three quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-QSB quarterly report, and the mailing of quarterly financial information to stockholders.

          (j) The Company will deliver to you, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date of the Registration Statement and will not file any such amendment or supplement to which you shall reasonably object after being furnished such copy.

          (k) During the period of 120 days commencing on the date hereof, the Company will not at any time take, directly or indirectly, any action designed to, or which will constitute or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Securities to facilitate the sale or resale of any of the Securities.

          (l) The Company will apply the net proceeds from the Offering received by it substantially in the manner set forth under "Use of Proceeds" in the Prospectus.

          (m) Counsel for the Company, the Company's accountants, and the officers and directors of the Company will, respectively, furnish the opinions, the letters, and the certificates referred to in subsections of Paragraph 10 hereof, and in the event that the Company shall file any amendment to the Registration Statement relating to the offering of the Securities or any amendment or supplement to the Prospectus relating to the offering of the Securities subsequent to the Effective Date of the Registration Statement, such counsel, such accountants, such officers and directors, respectively, will, at the time of such filing or at such subsequent time as you shall specify, so long as securities being registered by such amendment or supplement are being underwritten by the Underwriter, furnish to you such opinions, letters, and certificates, each dated the date of its delivery, of the same nature as the opinions, the letters, and the certificates referred to in said Paragraph 10, as you may reasonably request, or, if any such opinion or letter or certificate cannot be furnished by reason of the fact that such counsel or such accountants or any such officer or director believes that the same would be inaccurate, such counsel or such accountants or such officer or director will furnish an accurate opinion or letter or certificate with respect to the same subject matter.

          (n) The Company will comply with all of the provisions of any undertakings contained in the Registration Statement in all material respects.

          (o) The Company agrees that it will, upon the Closing Date, for a period of no less than three (3) years, engage a designee of the Underwriter as an advisor (the "Advisor") to its Board of Directors where such Advisor shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors, and shall be entitled to receive compensation therefor equal to the entitlement of all non- employee directors. Such Advisor shall also be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging, and transportation. The Company further agrees that during said three (3) year period, it shall schedule no less than four (4) meetings of its Board of Directors in each such year. Further, during such three (3) year period, the Company shall give notice to the Underwriter with respect to any proposed acquisitions, mergers, reorganizations, or other similar transactions.

          (p) The Company agrees to indemnify and hold the Underwriter and such Advisor harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of your designee at any such meeting described herein. In the event the Company maintains a liability insurance policy affording coverage for the acts of its of officers and directors, it agrees, if possible, to include the Underwriter's designee as an insured under such policy.

          (q) The Company's Securities shall be listed on the NASDAQ, or on a stock exchange, not later than the Closing Date. Prior to the Closing Date, the Company will make all filings required, including registration under the Exchange Act, to obtain the listing of the Securities on the NASDAQ and any such exchange, and will effect and use its reasonable efforts to maintain such listings (unless the Company is acquired) for at least five years from the date of this Agreement.

          (r) The Company will list on Standard and Poors Corporation Reports and shall use its reasonable efforts to have the Company included in such publications for at least five years from the Closing Date.

          (s) Except as described in the Prospectus and except for the issuance of shares of capital stock by the Company in connection with a dividend, recapitalization, reorganization, or similar transactions or as a result of the exercise of warrants or options disclosed in or issued or granted pursuant to plans disclosed in the Registration Statement, the Company shall not, for a period of twelve (12) months following the Closing Date, directly or indirectly, offer, sell, issue, or transfer any shares of its capital stock, or any security exchangeable or exercisable for, or convertible into, shares of the capital stock or register any of its capital stock (under any form of registration statement, including Form S-8), for the benefit of any officers of the Company without the prior written consent of the Representative. Options granted pursuant to plans must be exercisable at the fair market value on the date of grant.

          (t) During the two-year period from the Effective Date, the Underwriter shall have a right of first refusal to act as underwriter or agent of any and all public or private offerings of the securities of the Company, or any successor to or subsidiary of the Company or any other entity in which the Company has a controlling equity interest (collectively referred to herein as the "Company"), by the Company. Underwriter must notify the Company of its intention to exercise this right within fifteen (15) days after being notified by the Company of the proposed public or private offering.

          (u) The Company will use its reasonable efforts to obtain, as soon after the Closing Date as is reasonably possible, liability insurance covering its officers and directors.

          (v) The Company agrees that any conflict of interest arising between a member of the Company's Board of Directors and the Company in connection with such Director's dealing with, or obligations to, the Company shall be resolved by a vote of the majority of the independent members of the Board of Directors.

          (w) The Company agrees that it will employ the services of a financial public relations firm for a period of at least twelve months following the Effective Date.

     4.   Appointment of Agent to Sell the Securities.
          -------------------------------------------

          (a) Subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties, and agreements herein contained, the Company hereby appoints the Underwriter as its exclusive agent for a period of 90 days from the Effective Date, subject to an extension by mutual agreement of the Company and the Underwriter for an additional period not to exceed 90 days (the "Offering Period"), to sell the Securities, and the Underwriter, on the basis of the representations and warranties of the Company herein, accepts such appointment and agrees to use its best efforts on an _____ or none basis to find purchasers for the Securities. The price at which the Underwriter shall sell the Securities to the public as agent for the Company shall be $7.00 per share, less an underwriting discount of ten percent (10%) of the offering price for each security. The Underwriter may allow selected dealers who are members of the National Association of Securities Dealer, Inc. ("NASD"), and to certain foreign dealers, but all such sales by selected dealers shall be made by the Company, acting through the Underwriter as agent, and not for the account of the Underwriter.

          (b) Provided that all of the Securities offered hereby are sold and paid for, the Company agrees to pay the Underwriter for its expenses a non-accountable expense allowance equal to 3% of the gross proceeds of the offering, subject to the provisions of Paragraph 9 herein.

          (c) It is a condition of this Agreement that the Underwriter shall use its best efforts to sell the Securities on behalf of the Company, that any and all funds received from such sale, without any deduction there from whatsoever, including, but not limited to, any underwriting commission or any dealer concession or otherwise, shall be forthwith deposited into an escrow account with Staten Island Savings Bank, as Escrow Agent, pursuant to the terms of an Escrow Agreement entered into by and among the Company, the Underwriter, and the Escrow Agent. In the event _____ of the Securities offered hereby are not sold within the Offering Period, all funds will be promptly refunded to the subscribers in full, without deduction therefrom or interest thereon. Certificates will be issued to purchasers only if the proceeds from at least _____ of the Securities offered hereby are released from escrow to the Company. Until such time as the funds have been released and the certificates delivered to the purchasers thereof, such purchasers, if any, will be deemed subscribers and not stockholders. The funds in escrow will be held for the benefit of those subscribers until released to the Company and will not be subject to creditors of the Company or utilized for the expenses of this Offering. When certificates for the Securities are to be issued in the name of a participating dealer for the benefit of its customer, the Escrow Agent may hold such funds with the dealer reflected as the subscriber.

     5.   Delivery and Payment.
          --------------------

          (a) In the event at least _____ of the Securities offered hereby are sold during the Offering Period, delivery of the Certificates representing the shares of the Securities against payment therefor shall take place at the offices of Russo Securities, Inc. (or at such other place as may be designated by agreement between you and the Company), at 10:00 a.m., New York time, on such date after the Offering has been completed as the Underwriter shall designate, on at least five (5) full business days' prior written notice, such time and date of payment and delivery of the Securities being herein called the "Closing Date."

          (b) The Company will make the certificates for the shares of the Securities sold hereunder available to the Underwriter for checking at least two full business days prior to the Closing Date at the offices of the Company's transfer agent. The certificates shall be in such names and denominations as you may request.

          (c) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Securities by the Company to the Underwriter shall be borne by the Company. The Company will pay and hold the Underwriter, and any subsequent holder of the Securities, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Underwriter of the Securities or any portions thereof.

     6.   Offering of Securities on Behalf of the Company.
          -----------------------------------------------

     It is understood that the Underwriter proposes to offer the Securities to the public solely as agent for the Company, upon the terms and conditions set forth in the Registration Statement. The Underwriter shall commence making such offer as agent for the Company on the Effective Date, or as soon thereafter as the Underwriter deems advisable.

     7.   Intentionally Left Blank.

     8.   Representations and Warranties of the Underwriter.
          -------------------------------------------------

     The Underwriter represents and warrants to the Company that:

          (a) The Underwriter is a member in good standing of the National Association of Securities Dealers, Inc. and has complied with all NASD requirements concerning net capital and compensation to be received in connection with the Offering.

          (b) To the Underwriter's knowledge, there are no claims for services in the nature of a finder's origination fee with respect to the sale of the Securities hereunder to which the Company is, or may become, obligated to pay.

     9.   Payment of Expenses.
          -------------------
          (a) Whether or not this Agreement becomes effective or the sale of the Securities by the Company is completed, the Company will pay and bear all costs, fees, taxes and expenses incident to and in connection with: (i) the issuance, offer, sale, and delivery of the Securities, including all expenses and fees incident to the preparation, printing, filing, and mailing (including the payment of postage with respect to such mailing) of the Registration Statement (including all exhibits thereto), each Preliminary Prospectus, the Prospectus, and amendments and post-effective amendments thereof and supplements thereto, and this Agreement and related documents, Preliminary and Final Blue Sky Memoranda, including the cost of preparing and copying all copies thereof in quantities deemed necessary by the Underwriter; (ii) the costs of preparing and printing all "Tombstone" and other appropriate advertisements; (iii) the printing, engraving, issuance, and delivery of the Common Stock, including any transfer or other taxes payable thereon in connection with the original issuance thereof; (iv) the qualification of the Securities under the state or foreign securities or "Blue Sky" laws selected by the Underwriter and the Company and disbursements and reasonable fees of counsel for the Underwriter in connection therewith plus the filing fees for such states; (v) the preparation of a secondary trading memorandum; (vi) fees and disbursements of counsel and accountants for the Company; (vii) other expenses and disbursements incurred on behalf of the Company; (viii) the filing fees payable to the Commission and the National Association of Securities Dealers, Inc. ("NASD"); or on NASDAQ.

          (b) In addition to the expenses to be paid and borne by the Company referred to in Paragraph 9(a) above, the Company shall reimburse you at the Closing Date for expenses incurred by you in connection with the Offering (for which you need not make any accounting), in the amount of 3% of the price to the public of the Securities sold in the Offering. This 3% non-accountable expense allowance shall cover the fees of your legal counsel but shall not include any expenses for which the Company is responsible under Paragraph 9(a) above, including the reasonable fees and disbursements of your legal counsel with respect to Blue Sky matters. As of the date hereof, no funds have been advanced by the Company to the Underwriter with respect to such non-accountable expense allowance.

          (c) In the event (i) that the Company does not or cannot for any reason whatsoever, other than a default by the Underwriters, expeditiously proceed with the Offering; or (ii) any of the representations, warranties, or covenants of the Company contained in this Agreement are not materially correct or cannot be complied with by the Company; or (iii) business prospects or obligations of the Company are adversely affected and the Company does not commence or continue with the Offering at any time or terminates the proposed transaction prior to the Closing Date, the Company shall not be responsible to reimburse the Underwriter for its reasonable out-of-pocket expenses in connection with the Underwriting.

     10.  Conditions of Underwriter's Obligations.
          ---------------------------------------

     The obligations of the Underwriter to consummate the transactions contemplated by this Agreement shall be subject to the continuing accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date, the accuracy of the statements of the Company and its officers and directors made pursuant to the provisions hereof, and to the performance by the Company of its covenants and agreements hereunder and under each certificate, opinion, and document contemplated hereunder and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date following the date of this Agreement, or such later date and time as shall be consented to in writing by you, and on or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities laws of any jurisdiction shall have been issued, and no proceedings for that purpose shall have been instituted or shall be pending or to your knowledge or the knowledge of the Company shall be contemplated by the Commission or any such authorities of any jurisdiction and any request on the part of the Commission or any such authorities for additional information shall have been complied with to the reasonable satisfaction of the Commission or such authorities and counsel to the Underwriter, and after the date hereof, no amendment or supplement shall have been filed to the Registration Statement or Prospectus without your prior consent.

          (b) The Registration Statement or the Prospectus or any amendment thereof or supplement thereto shall not contain an untrue statement of a fact which is material or omit to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) Between the time of the execution and delivery of this Agreement and the Closing Date, there shall be no litigation instituted against the Company or any of its officers or directors, and between such dates there shall be no proceeding instituted or, to the Company's knowledge, threatened against the Company or any of its officers or directors before or by any federal, state, or county commission, regulatory body, administrative agency, or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision, or finding would have a material adverse effect on the Company or its business, business prospects, or properties or have a material adverse effect on the financial condition or results of operation of the Company.

          (d) Each of the representations and warranties of the Company contained herein and each certificate and document contemplated under this Agreement to be delivered to you shall be true and correct at the Closing Date as if made at the Closing Date, and all covenants and agreements contained herein and in each such certificate and document to be performed on the part of the Company, and all conditions contained herein and in each such certificate and document to be fulfilled or complied with by the Company at or prior to the Closing Date shall be fulfilled or complied with in all material respects..

          (e) At the Closing Date, you shall have received the opinion of Blau, Kramer, Wactlar & Lieberman, PC, counsel to the Company, dated as of such
Closing Date, addressed to the Underwriter and in form and substance satisfactory to counsel to the Underwriter, to the effect that:

               (i)  The  Company  is  a  corporation  duly  organized,   validly
existing, and in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority, and it has all material licenses, permits, certifications, registrations, approvals and consents to own or lease and operate its properties and to conduct its businesses as described in the Registration Statement. To our knowledge, the Company is duly qualified to do business as foreign corporations and are in good standing in all jurisdictions wherein such qualification is necessary and failure so to qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company.

               (ii) The  Company  has full  corporate  power  and  authority  to execute, deliver, and perform the Underwriting Agreement and the Warrant Agreement and to consummate the transactions contemplated thereby. The execution, delivery, and performance of the Underwriting Agreement and the Warrant Agreement by the Company, the consummation by the Company of the transactions therein contemplated, and the compliance by the Company with the terms of the Underwriting Agreement and the Warrant Agreement have been duly authorized by all necessary corporate action, and each of the Underwriting

Agreement and the Warrant Agreement have been duly executed and delivered by the Company. Each of the Underwriting Agreement and the Warrant Agreement is a valid and binding obligation of the Company, enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth in the Underwriting Agreement may be limited by the federal securities laws or public policy underlying such laws;

               (iii)  The   execution,   delivery,   and   performance   of  the
Underwriting Agreement and the Warrant Agreement by the Company, the consummation by the Company of the transactions therein contemplated, and the compliance by the Company with the terms of the Underwriting Agreement and the Warrant Agreement do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in a violation of the Certificate of Incorporation, or Bylaws of the Company; (B) to our knowledge, result in a breach of, or conflict with, any terms or provisions of or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge, or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, note, contract, commitment, or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are or may be bound or affected, except where any of the foregoing would not result in a material adverse effect upon the Company's business or operations.

               (iv) To our knowledge, no authorization, approval, consent, order, registration, license, or permit of any court or governmental agency or body (other than under the Act, the Regulations, and applicable state securities or Blue Sky laws) is required for the valid authorization, issuance, sale, and delivery of the Securities, and the Warrant Shares, and the consummation by the Company of the transactions contemplated by the Underwriting Agreement and the Warrant Agreement;

               (v) The Registration Statement was declared effective on _________, 2000; to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending, threatened, or contemplated under the Act or applicable state securities laws;

               (vi) The Registration Statement and the Prospectus, as of the Effective Date (except for the financial statements and other financial and statistical data included therein or omitted therefrom, as to which we express no opinion), comply as to form in all material respects with the requirements of the Act and Regulations and the conditions for use of a registration statement on Form SB-2 have been satisfied by the Company;

               (vii) The description in the Registration Statement and the Prospectus of statutes, regulations, contracts, and other documents have been reviewed by us, and, based upon such review, are accurate in all material respects and present fairly the information required to be disclosed, and to our knowledge, there are no material statutes or regulations, or, to our knowledge, material contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not so described or filed as required.

     To our knowledge, none of the material provisions of the contracts or instruments described above violates any existing applicable law, rule, or regulation or judgment, order, or decree known to us of any United States governmental agency or court having jurisdiction over the Company or any of its assets or businesses;

               (viii) The outstanding common stock of the Company have been duly authorized and validly issued. To our knowledge, except as set forth in the Prospectus, no holders of any of the Company's securities has any rights, "demand," "piggyback," or otherwise, to have such securities registered under the Act;

               (ix) The issuance and sale of the Securities, and the Warrant Shares have been duly authorized, and when issued, same will be validly issued, fully paid, and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The Securities are not subject to preemptive rights of any stockholder of the Company. The certificates representing the Securities are in proper legal form;

               (x) The issuance and sale of the Warrant Shares have been duly authorized and, when paid for, issued, and delivered pursuant to the terms of the Warrants, the Warrant Shares will constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, to issue and sell the Warrants and the Warrant Shares subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth in the Underwriting Agreement may be limited by the federal securities laws or public policy underlying such laws. All corporate action required to be taken for the authorization, issuance, and sale of the securities has been duly, validly, and sufficiently taken. The Warrants Shares conform to the descriptions thereof contained in the Registration Statement and Prospectus;

               (xi) Intentionally left blank;

               (xii) To our knowledge, there are no claims, actions, suits, proceedings, arbitrations, investigations, or inquiries before any governmental agency, court, or tribunal, foreign or domestic, or before any private arbitration tribunal, pending or threatened against the Company or involving its properties or businesses, other than as described in the Prospectus, such description being accurate, and other than litigation incident to the kind of business conducted by the Company which, individually and in the aggregate, is not material, and, except as otherwise disclosed in the Prospectus and the Registration Statement, the Company has complied with all federal and state laws, statutes, and regulations material to its business;

     (xiii) We have participated in reviews and discussions in connection with the preparation of the Registration Statement and the Prospectus. Although we are not passing upon and do not assume responsibility for the accuracy, completeness, or fairness of the statements contained in the Registration Statement, no facts came to our attention which lead us to believe that (A) the Registration Statement (except as to the financial statements and other financial and statistical data contained therein, as to which we express no opinion), on the Effective Date, contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that (B) the Prospectus (except as to the financial statements and other financial and statistical data contained therein, as to which we express no opinion) contains any untrue statement or a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (f) Intentionally Left Blank.

     (g) On or prior to the Closing Date, counsel for the Underwriter shall have been furnished such documents, certificates, and opinions as it may reasonably require for the purpose of enabling it to review the matters referred to in subparagraph (e) of this Paragraph 10, or in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, or conditions herein contained.

     (h) Prior to the Closing Date:

     (i) There shall have been no material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus;

     (ii) There shall have been no transaction, outside the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is material to the Company, which is either (a) required to be disclosed in the Prospectus or Registration Statement and is not so disclosed, or (b) likely to have material adverse effect on the Company's business or financial condition;

     (iii) The Company shall not be in default under any material provision of any instrument relating to any outstanding indebtedness, except as described in the Prospectus;

               (iv) No material amount of the assets of the Company shall have been pledged, mortgaged, or otherwise encumbered, except as set forth in the Registration Statement and Prospectus;

               (v) No action, suit, or proceeding, at law or in equity, shall have been pending or to the Company's knowledge threatened against the Company or affecting any of its properties or businesses before or by any court or federal or state commission, board, or other administrative agency wherein an unfavorable decision, ruling, or finding would materially and adversely affect the business, operations, prospects, or financial condition or income of the Company, taken as a whole, except as set forth in the Registration Statement and Prospectus; and

               (vi) No stop order shall have been issued under the Act, and no proceedings therefor shall have been initiated or, to the Company's knowledge, threatened by the Commission.

               (vii) Each of the representations and warranties of the Company contained in this Agreement and in each certificate and document contemplated under this Agreement to be delivered to you was, when originally made, and is at the time such certificate is dated, true and correct.

          (i) Concurrently with the execution and delivery of this Agreement and at the Closing Date, you shall have received a certificate of the Company signed by the Chief Executive Officer of the Company and the principal financial officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in subparagraph (h) above have been satisfied and that, as of the Closing Date, the representations and warranties of the Company set forth in Paragraph 2 herein and the statements in the Registration Statement and Prospectus were and are true and correct. Any certificate signed by any officer of the Company and delivered to you or for counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the statements made therein.

          (j) At the time this Agreement is executed, and at the Closing Date, you shall have received a letter, addressed to the Underwriter and in form and substance satisfactory in all respects to you and counsel for the Underwriter, and including estimates of the Company's revenues and results of operations for the period ending at the end of the month immediately preceding the Effective Date and results of the comparable period during the prior fiscal year, from Richard A. Eisner, LLP, dated as of the date of this Agreement and as of the Closing Date.

          (k) All proceedings taken in connection with the authorization, issuance, or sale of the Common Stock, and Warrant Shares as herein contemplated shall be satisfactory in form and substance to you and to counsel to the Underwriter, and the Underwriter shall have received from such counsel an opinion, dated as the Closing Date with respect to such of these proceedings as you may reasonably require.

          (l) The Company shall have furnished to you such certificates, additional to those specifically mentioned herein, as you may have reasonably requested in a timely manner as to the accuracy and completeness, at the Closing Date, of any statement in the Registration Statement or the Prospectus, as to the accuracy, at the Closing Date, of the representations and warranties of the Company herein and in each certificate and document contemplated under this Agreement to be delivered to you, as to the performance by the Company of its obligations hereunder and under each such certificate and document or as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

          (m) On the Closing Date there shall have been duly tendered to you for your account the appropriate number of shares constituting the Securities.

     11.  Indemnification and Contribution.
          --------------------------------

          (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter ("controlling person") within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages, actions, and expenses or liability, joint or several, whatsoever (including but not limited to any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), joint or several, to which it or such controlling persons may become subject under the Act, the Exchange Act, or under any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement or any Preliminary Prospectus or the Prospectus (as from time to time amended and supplemented); (B) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Warrant Shares of the Company issued or issuable upon exercise of the Warrants; or (C) in any application or other document or written communication (in this Paragraph 10 collectively called "application") executed by the Company; or (ii) based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock, and Warrant Shares, under the securities laws thereof or filed with the Commission or any securities exchange; or (iii) based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon or in conformity with written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof, or in application, as the case may be. Notwithstanding the foregoing, the Company shall have no liability under this Paragraph 11(a) if any such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus and the Underwriter failed to deliver to the person or persons alleging the liability upon which indemnification is being sought, at or prior to the written confirmation of such sale, a copy of the Prospectus. This indemnity will be in addition to any liability which the Company may otherwise have.

          (b) The Underwriter agrees to indemnify and hold harmless the Company and each of the officers and directors of the Company who have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter in Paragraph 11(a), but only with respect to any untrue statement or alleged untrue statement of any material fact contained in, or any omission or alleged omission to state a material fact required to be stated in (i) any
Preliminary Prospectus, the Registration Statement, or Prospectus or any amendment or supplement thereof or necessary to make the statements therein not misleading; or (ii) in any application made solely in reliance upon, and in conformity with, written information furnished to the Company by you specifically for use in the preparation of such Preliminary Prospectus, the Registration Statement, or Prospectus directly relating to the transactions effected by the Underwriter in connection with this Offering. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. Notwithstanding the foregoing, the Underwriter shall have no liability under this Paragraph 11(b) if any such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus and the Prospectus is delivered to the person or persons alleging the liability upon which indemnification is being sought.

          (c) If any action is brought against any indemnified party (the "Indemnitee") in respect of which indemnity may be sought against another party pursuant to the foregoing (the "Indemnitor"), the Indemnitor shall assume the defense of the action, including the employment and fees of counsel (reasonably satisfactory to the Indemnitee) and payment of expenses. Any Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of such counsel shall have been authorized in writing by the Indemnitor in connection with the defense of such action. If the Indemnitor shall have employed counsel to have charge of the defense or shall previously have assumed the defense of any such action or claim, the Indemnitor shall not thereafter be liable to any Indemnitee in investigating, preparing, or defending any such action or claim. Each Indemnitee shall promptly notify the Indemnitor of the commencement of any litigation or proceeding against the Indemnitee in connection with the issue and sale of the Securities or in connection with the Registration Statement or Prospectus.

          (d) In order to provide for just and equitable contribution under the Act in any case in which: (i) the Underwriter makes a claim for indemnification pursuant to Paragraph 11 hereof, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case notwithstanding the fact that this Paragraph 11 provides for indemnification of such case; or (ii) contribution under the Act may be required on the part of the Underwriter in circumstances for which indemnification is provided under this Paragraph 11, then, and in each such case, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after any contribution from others) in such proportion so that the Underwriter is responsible for the portion represented by dividing the total compensation received by the Underwriter herein by the total purchase price of all Securities sold in the public offering and the Company is responsible for the remaining portion; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company to the full extent permitted by law. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement.

          (e) Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit, or proceeding, such party will, if a claim for contribution in respect thereof is made against another party (the "contributing party"), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability it may have to any other party other than for contribution hereunder.

     In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action, or proceeding effected by such party seeking contribution without the written consent of such contributing party. The indemnification provisions contained in this Paragraph 11 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

     12.  Representations Warranties Agreements to Survive Delivery.
          ---------------------------------------------------------

     The respective indemnity and contribution agreements by the Underwriter and the Company contained in Paragraph 11 hereof and the covenants, representations, and warranties of the Company and the Underwriter set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriter or on its behalf or by or on behalf of any person who controls the Underwriter or by the Company or any controlling person of the Company or any director or any officer of the Company; (ii) acceptance of any of the Securities and payment therefor; or (iii) any termination of this Agreement, and same shall survive the delivery of the Securities, and any successor of the Underwriter or the Company or of any person who controls you or the Company or any other indemnified party, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Underwriter and the Company contained in this Paragraph 12 shall be in addition to any liability which the Underwriter and the Company may otherwise have.

     13.  Effective Date of This Agreement and Termination Thereof.
          --------------------------------------------------------

          (a) This Agreement shall become effective at 10:00 A.M., New York time, on the first full business day following the day on which you and the Company receive notification that the Registration Statement became effective.

          (b) This Agreement may be terminated by the Underwriter, by notifying the Company at any time on or before the Closing Date, if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, securities markets; or if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or NASDAQ, an exchange, or by order of the Commission or any other governmental authority having jurisdiction; or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if the Company shall have sustained a loss material or substantial to the Company taken as a whole by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Securities; or if there shall have been a material adverse change in the conditions of the securities market in general, as in your reasonable judgment would make it inadvisable to proceed with the offering, sale, and delivery of the Securities; or if there shall have been a material adverse change in the financial or securities markets, particularly in the over-the-counter market, in the United States having occurred since the date of this Agreement.

          (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Paragraph 13, the Company shall be notified promptly by you by telephone or facsimile, and such notification shall be confirmed by letter.

          (d) If this Agreement shall not become effective by reason of an election of the Underwriter pursuant to this Paragraph 13 or if this Agreement shall not be carried out within the time specified herein by reason of any failure on the part of the Company to perform any undertaking or to satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company to the Underwriter shall be pursuant to Paragraph 9 herein.

     Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Paragraph 9 and 11 hereof shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

     14.  Notices.
          -------

     All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Underwriter, shall be mailed, delivered, or telegraphed and confirmed to the Underwriter at Russo Securities, Inc. 128 Sand Lane Staten Island, NY 10305, and, if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed to the Company at 100A Gary Way Ronkonkoma, New York 11779, Att: Marlowe R. Walker with a copy thereof to Blau, Kramer, Wactlar & Lieberman, P.C. 100 Jericho Quadrangle, Suite 225 Jericho, NY 11753 Att: David Lieberman.

     15.  Parties.
          -------

     This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriter and the Company, and their respective successors, legal representatives, and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

     16.  Construction.
          ------------

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and shall supersede any agreement or understanding, oral or in writing, express or implied, between the Company and you relating to the sale of any of the Securities.

     17.  Jurisdiction and Venue.
          ----------------------

     The Company agrees that the courts of the State of New York shall have jurisdiction over any litigation arising from this Agreement, and venue shall be proper in the Southern or Eastern Districts of New York.

     18.  Counterparts.
          ------------

     This agreement may be executed in counterparts.

     If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                              Very truly yours,

                              Harbour Entertainment, Inc

                              By:
                                 ---------------------------
                                 Marlowe R. Walker, President



     Accepted as of the date first
     above written:

     Russo Securities, Inc.


  By:
      -----------------------------------------